[GRAPHIC]

                                 PROMISSORY NOTE

--------------------------------------------------------------------------------------------
 PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL / COLL   ACCOUNT   OFFICER   INITIALS

$810,000,00   08-24-2006   01-31-2007     9002                  3900511     K04
--------------------------------------------------------------------------------------------

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

BORROWER: FIRESTONE COMMUNICATIONS, INC.   LENDER: THE FROST NATIONAL BANK
          (TIN: 75-2504551)                        DOWNTOWN FORT WORTH FINANCIAL CENTER
          6125 AIRPORT FREEWAY, STE 200            P.O. BOX 1600
          HALTOM CITY, TX 76117                    SAN ANTONIO, TX 78296

PRINCIPAL AMOUNT: $810,000.00                      DATE OF NOTE: AUGUST 24, 2006

PROMISE TO PAY. FIRESTONE COMMUNICATIONS, INC. ("BORROWER") PROMISES TO PAY TO
THE FROST NATIONAL BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED
STATES OF AMERICA, THE PRINCIPAL AMOUNT OF EIGHT HUNDRED TEN THOUSAND & 00/100
DOLLARS ($810,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST
ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE
CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE OR
MATURITY, WHICHEVER OCCURS FIRST.

CHOICE OF USURY CEILING AND INTEREST RATE. The interest rate on this Note has been implemented under the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code. The terms, including the rate, or index, formula, or provision of law used to compute the rate on the Note, will be subject to revision as to current and future balances, from time to time by notice from Lender in compliance with Section 303.103 of the Texas Finance Code.

PAYMENT. BORROWER WILL PAY THIS LOAN IN ONE PAYMENT OF ALL OUTSTANDING PRINCIPAL
PLUS ALL ACCRUED UNPAID INTEREST ON JANUARY 31, 2007. UNLESS OTHERWISE AGREED OR
REQUIRED BY APPLICABLE LAW, PAYMENTS WILL BE APPLIED FIRST TO ANY UNPAID
COLLECTION COSTS; THEN TO ANY LATE CHARGES; THEN TO ANY ACCRUED UNPAID INTEREST;
AND THEN TO PRINCIPAL. THE ANNUAL INTEREST RATE FOR THIS NOTE IS COMPUTED ON A
365/360 BASIS; THAT IS, BY APPLYING THE RATIO OF THE ANNUAL INTEREST RATE OVER A
YEAR OF 360 DAYS, MULTIPLIED BY THE OUTSTANDING PRINCIPAL BALANCE, MULTIPLIED BY
THE ACTUAL NUMBER OF DAYS THE PRINCIPAL BALANCE IS OUTSTANDING, UNLESS SUCH
CALCULATION WOULD RESULT IN A USURIOUS RATE, IN WHICH CASE INTEREST SHALL BE
CALCULATED ON A PER DIEM BASIS OF A YEAR OF 365 OR 366 DAYS, AS THE CASE MAY BE.
BORROWER WILL PAY LENDER AT LENDER'S ADDRESS SHOWN ABOVE OR AT SUCH OTHER PLACE
AS LENDER MAY DESIGNATE IN WRITING.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the
"Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell
Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The interest rate to be applied prior to maturity to the unpaid principal balance during this Note will be at a rate of 1.000 percentage point over the Index. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. For purposes of this Note, the "maximum rate allowed by applicable law" means the greater of (A) the maximum rate of interest permitted under federal or other law applicable to the indebtedness evidenced by this
Note, or (B) the "Weekly Ceiling" as referred to in Sections 303.002 and 303.003 of the Texas Finance Code.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Prepayment in full shall consist of payment of the remaining unpaid principal balance together with all accrued and unpaid interest and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, and in no event will Borrower ever be required to pay, any unearned interest. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of
Borrower's obligation to continue to make payments. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: THE FROST NATIONAL BANK, P.O. BOX 1600 SAN ANTONIO,
TX 78296.

LATE CHARGE. If a payment is 11 days or more late, Borrower will be charged
5.000% OF THE UNPAID PORTION OF THE REGULARLY SCHEDULED PAYMENT OR $250.00,
WHICHEVER IS LESS.

POST MATURITY RATE. The Post Maturity Rate on this Note is the lesser of (A) the maximum rate allowed by law or (B) 18.000% per annum. Borrower will pay interest on all sums due after final maturity, whether by acceleration or otherwise, at that rate.

DEFAULT. Each of the following shall constitute an event of default ("Event of
Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this
     Note.

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and
     Borrower.

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a

                                 PROMISSORY NOTE
LOAN NO: 9002                      (CONTINUED)                            PAGE 2

     receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against
     Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if
     Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note.

     CHANGE IN OWNERSHIP. Any change in ownership of twenty-five percent (25%)
     or more of the common stock of Borrower.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

     INSECURITY. Lender in good faith believes itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire indebtedness, including the unpaid principal balance under this Note, all accrued unpaid interest, and all other amounts, costs and expenses for which Borrower is responsible under this Note or any other agreement with Lender pertaining to this loan, immediately due, without notice, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire an attorney to help collect this Note if Borrower does not pay, and Borrower will pay Lender's reasonable attorneys'
fees. Borrower also will pay Lender all other amounts Lender actually incurs as court costs, lawful fees for filing, recording, releasing to any public office any instrument securing this Note; the reasonable cost actually expended for repossessing, storing, preparing for sale, and selling any security; and fees for noting a lien on or transferring a certificate of title to any motor vehicle offered as security for this Note, or premiums or identifiable charges received in connection with the sale of authorized insurance.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY FEDERAL LAW APPLICABLE TO LENDER
AND, TO THE EXTENT NOT PREEMPTED BY FEDERAL LAW, THE LAWS OF THE STATE OF TEXAS
WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. THIS NOTE HAS BEEN ACCEPTED
BY LENDER IN THE STATE OF TEXAS.

CHOICE OF VENUE. If there is a lawsuit, and if the transaction evidenced by this
Note occurred in BEXAR County, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of BEXAR County, State of Texas.

RIGHT OF SETOFF. To the extent permitted by applicable law. Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.
However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the debt against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing.
Borrower agrees to be liable for all sums either: (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of
Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (A) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (B) Borrower or any guarantor ceases doing business or is insolvent; (C) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with
Lender; (D) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or (E) Lender in good faith believes itself insecure. THIS REVOLVING LINE OF CREDIT SHALL NOT BE SUBJECT TO
CH. 346 OF THE TEXAS FINANCE CODE.

OTHER CREDITS AFFECTING AVAILABILITY. Any other credits made available to
Borrower by Lender, such as other loans or letters of credit, may be advanced to
Borrower and/or issued under this line of credit commitment, and any such advances or issuances shall, in addition to the outstanding advances on this
Note, reduce the outstanding availability on the Line of Credit.

DISHONORED CHECK CHARGE. In the event a check offered in full or partial payment on this loan is returned unpaid, Lender may charge a fee for the purpose of defraying the expense incident to handling such returned check, and Borrower agrees to pay such fee. The fee shall not exceed the maximum amount permitted under applicable law.

FINANCIAL INFORMATION. Borrower agrees to promptly furnish and cause any other person who signs, guarantees or endorses this Note or any other document executed in connection with this Note, to furnish such financial information and statements, including financial statements in a format acceptable to Lender, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to
Borrower's or such person's financial condition and business operations as
Lender may request from time to time. This provision shall not alter the obligation to deliver to Lender any other financial statements or reports pursuant to the terms of any other loan documents executed in connection with this Note.

INSURANCE. Borrower agrees to maintain insurance of such types, including public liability insurance, and in such amounts as are satisfactory to Lender and to furnish Lender upon request with a detailed list, in form and substance satisfactory to Lender, of all insurance then in effect.

FACSIMILE DOCUMENTS AND SIGNATURES. For purposes of negotiating and finalizing this document, if this document is transmitted by facsimile machine ("fax"), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a fax machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. Upon request of Lender, any faxed document shall be re-executed by each signatory party in an original form.

WAIVER OF RIGHT TO TRIAL BY JURY. THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN
ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT TO ENFORCE THIS AGREEMENT, TO
COLLECT DAMAGES FOR THE BREACH OF THIS AGREEMENT, OR WHICH IN ANY OTHER WAY
ARISE OUT OF, ARE CONNECTED TO OR ARE RELATED TO THIS AGREEMENT OR THE SUBJECT
MATTER OF THIS AGREEMENT. ANY SUCH ACTION SHALL BE TRIED BY THE JUDGE WITHOUT A
JURY.

                                 PROMISSORY NOTE
LOAN NO: 9002                      (CONTINUED)                            PAGE 3

LETTER OF CREDIT PROVISION. As security for repayment of the Note, Borrower agrees to obtain a letter of credit naming Lender as the beneficiary from a bank acceptable to Lender and subject to such terms that Lender as the beneficiary from a bank acceptable to Lender in its sole discretion. Borrower agrees that any cancellation, termination or amendment of the letter of credit without
Lender's written consent shall be an Event of Default under the Note.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and
Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Texas
(as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. The right to accelerate maturity of sums due under this Note does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or collect any unearned interest in the event of acceleration. All sums paid or agreed to be paid to Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full term of the loan evidenced by this Note until payment in full so that the rate or amount of interest on account of the loan evidenced hereby does not exceed the applicable usury ceiling. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, notice of dishonor, notice of intent to accelerate the maturity of this Note, and notice of acceleration of the maturity of this Note. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.
All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or
impair, fail to realize upon or perfect Lender's security interest in the collateral without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF
THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO
THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSORY NOTE.

BORROWER:

FIRESTONE COMMUNICATIONS, INC.

BY: /s/ Leonard Firestone
    ----------------------------------
    LEONARD FIRESTONE,
    CHIEF EXECUTIVE OFFICER OF
    FIRESTONE COMMUNICATIONS, INC.

(LOGO)

                     DISBURSEMENT REQUEST AND AUTHORIZATION

--------------------------------------------------------------------------------------------
 PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL / COLL   ACCOUNT   OFFICER   INITIALS

$810,000.00   08-24-2006   01-31-2007     9002                  3900511     K04
--------------------------------------------------------------------------------------------

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

BORROWER: FIRESTONE COMMUNICATIONS, INC.   LENDER: THE FROST NATIONAL BANK
          (TIN:75-2504551)                         DOWNTOWN FORT WORTH FINANCIAL CENTER
          6125 AIRPORT FREEWAY, STE 200            P.O. BOX 1600
          HALTOM CITY, TX  76117                   SAN ANTONIO, TX 78296

LOAN TYPE. This is a non-precomputed Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for $810,000.00 due on January 31, 2007. A
margin of 1.000% is added to the index rate. Lender will tell the Borrower the current index rate upon Borrower's request.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

     [_]  PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.

     [_]  PERSONAL INVESTMENT.

     [X]  BUSINESS, AGRICULTURAL AND ALL OTHER.

SPECIFIC PURPOSE. The specific purpose of this loan is: LETTER OF CREDIT.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $810,000.00 as follows:

                 OTHER DISBURSEMENTS:               $810,000.00
                    $810,000.00 ADVANCE AS NEEDED
                                                    -----------
                 NOTE PRINCIPAL:                    $810,000.00

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND
WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND
THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION
AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS
AUTHORIZATION IS DATED AUGUST 24, 2006.

BORROWER:

FIRESTONE COMMUNICATIONS, INC.

BY: /s/ Leonard Firestone
    ----------------------------------
    LEONARD FIRESTONE,
    CHIEF EXECUTIVE OFFICER OF
    FIRESTONE COMMUNICATIONS, INC.

                              ARBITRATION AGREEMENT

------------------------------------------------------------------------------------------
 PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL/COLL   ACCOUNT   OFFICER   INITIALS

$810,000,00   08-24-2006   01-31-2007     9002                3900511     K04
------------------------------------------------------------------------------------------

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

BORROWER: FIRESTONE COMMUNICATIONS, INC. (TIN:   LENDER: THE FROST NATIONAL BANK
          75-2504551)                                    DOWNTOWN FORT WORTH FINANCIAL CENTER
          6125 AIRPORT FREEWAY, STE 200                  P.O. BOX 1600
          HALTOM CITY, TX  76117                         SAN ANTONIO, TX 78296

LOAN AMOUNT: $810,000.00
LOAN DATE:   AUGUST 24, 2006

The undersigned agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from the Promissory Note,
Guaranty, or any agreements executed in connection with this loan (including any renewals, extensions or modifications thereof) from Lender to Borrower or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Commercial Arbitration Rules of the American
Arbitration Association, upon written request of a party. The party that requests arbitration has the burden to initiate the arbitration proceedings pursuant to and by complying with the Commercial Arbitration Rules of the
American Arbitration Association and shall pay all associated administrative and filing fees. The arbitration shall be conducted in the City of San Antonio,
Bexar County, Texas, and administered by the American Arbitration Association.
All arbitration hearings will be commenced within sixty (60) days of the written request for arbitration, and if the arbitration hearing is not commenced within the sixty (60) days, the party that requested arbitration shall have waived its election to arbitrate. No act to take or dispose of any collateral securing the loan shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Chapter or Article 9 of the Uniform Commercial
Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any collateral securing the loan, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing the loan, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction.
Nothing in this agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration agreement

This Agreement may be executed in multiple counterparts, each of which shall constitute an original instrument, but all of which shall constitute one and the same agreement.

BORROWER:

FIRESTONE COMMUNICATIONS, INC.

By: /s/ Leonard Firestone
    ----------------------------------
    LEONARD FIRESTONE, CHAIRMAN/CEO

LENDER:

THE FROST NATIONAL BANK

By: /s/ Illegible
    ----------------------------------
    Authorized Officer.

[LOGO]

                            NOTICE OF FINAL AGREEMENT

------------------------------------------------------------------------------------------
 PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL/COLL   ACCOUNT   OFFICER   INITIALS

$810,000,00   08-24-2006   01-31-2007     9002                3900511     K04
------------------------------------------------------------------------------------------

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

BORROWER: FIRESTONE COMMUNICATIONS, INC. (TIN:   LENDER: THE FROST NATIONAL BANK
          75-2504551)                                    DOWNTOWN FORT WORTH FINANCIAL CENTER
          6125 AIRPORT FREEWAY, STE 200                  P.O. BOX 1600
          HALTOM CITY, TX  76117                         SAN ANTONIO, TX 78296

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT
ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN
THE PARTIES.

AS USED IN THIS NOTICE, THE FOLLOWING TERMS HAVE THE FOLLOWING MEANINGS:

LOAN. The term "Loan" means the following described loan: a non-precomputed
Variable Rate Nondisclosable Revolving Line of Credit Loan to a Corporation for
$810,000.00 due on January 31, 2007. A margin of 1.000% is added to the index rate. Lender will tell the Borrower the current index rate upon Borrower's request.

LOAN AGREEMENT. The term "Loan Agreement" means one or more promises, promissory notes, agreements, undertakings, security agreements, deeds of trust or other documents, or commitments, or any combination of those actions or documents, relating to the Loan, including without limitation the following:

                                 LOAN DOCUMENTS

Corporate Resolution: FIRESTONE COMMUNICATIONS, INC.   Promissory Note
Arbitration Agreement - ARBITRATION AGREEMENT          Disbursement Request and Authorization
Notice of Final Agreement
ORIGINAL LETTER OF CREDIT WITH FROST BANK LISTED AS
BENEFICIARY

PARTIES. The term "Parties" means THE FROST NATIONAL BANK and any and all entities or individuals who are obligated to repay the loan or have pledged property as security for the Loan, including without limitation the following:

   BORROWER: FIRESTONE COMMUNICATIONS, INC.

THIS NOTICE OF FINAL AGREEMENT IS GIVEN BY THE FROST NATIONAL BANK PURSUANT TO
SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE. EACH PARTY WHO SIGNS
BELOW, OTHER THAN THE FROST NATIONAL BANK, ACKNOWLEDGES, REPRESENTS, AND
WARRANTS TO THE FROST NATIONAL BANK THAT IT HAS RECEIVED, READ AND UNDERSTOOD
THIS NOTICE OF FINAL AGREEMENT. THIS NOTICE IS DATED AUGUST 24, 2006.

BORROWER:

FIRESTONE COMMUNICATIONS, INC.

By: /s/ Leonard  Firestone
    ----------------------------------
    LEONARD FIRESTONE,
    Chief Executive Officer of
    FIRESTONE COMMUNICATIONS, INC.

LENDER:

THE FROST NATIONAL BANK

/s/ Illegible
--------------------------------------
Authorized Signer

[Frost Bank LOGO]

                                      DEBIT

DATE 8-30-2006                                          ACCOUNT NO. * 86 0006637
322919

ACCOUNT STYLING: FIRESTONE COMMUNICATIONS

EXPLANATION: #3900511-9002

[_] Purchase CC#        [_] Wire Transfer
[_] Credit Acct. #      [X] Other: Loan Fees
[_] Mail Instructions   [_] Telephone Instructions By:
By:                     Branch/Center: 065 Ext. 45041                    $172.00
                                       650311
Customer Signature:

                                    114000093                                 80

                CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

--------------------------------------------------------------------------------------------
 PRINCIPAL     LOAN DATE    MATURITY    LOAN NO   CALL / COLL   ACCOUNT   OFFICER   INITIALS

$810,000.00   08-24-2006   01-31-2007     9002                  3900511     K04
--------------------------------------------------------------------------------------------

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.

CORPORATION: FIRESTONE COMMUNICATIONS, INC. (TIN:   LENDER: THE FROST NATIONAL BANK
             75-2504551)                                    DOWNTOWN FORT WORTH FINANCIAL CENTER
             6125 AIRPORT FREEWAY, STE 200                  P.O. BOX 1600
             HALTOM CITY, TX 76117                          SAN ANTONIO, TX 78296

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is
FIRESTONE COMMUNICATIONS, INC. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of
Delaware. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the
Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 6125
AIRPORT FREEWAY, STE 200, HALTOM CITY, TX 76117. Unless the Corporation has
designated otherwise in writing, the principal office is the office at which the
Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of The Corporation's state of organization or any change in The Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and The Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the
Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held ON AUGUST 24,
2006, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of FIRESTONE COMMUNICATIONS,
INC.:

NAMES               TITLES                    AUTHORIZED         ACTUAL SIGNATURES
-----               ------                    ----------         -----------------

LEONARD FIRESTONE   CHIEF EXECUTIVE OFFICER        Y       /s/ Leonard Firestone (SEAL)
                                                           ---------------------

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the
Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the
Corporation:

     BORROW MONEY. To borrow, as a cosigner or otherwise, from time to time from
     Lender, on such terms as may be agreed upon between the Corporation and
     Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on
     Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the
     Corporation's indebtedness to Lender, and also to execute and deliver to
     Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all of the Corporation's real property and all of the Corporation's personal property (tangible or intangible), as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the
Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business:
NONE.

                CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL
Loan No: 9002                      (CONTINUED)                            Page 2

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at
Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the
Corporation's principal office address; (F) change in the Corporation's state of organization; (G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and
Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

FACSIMILE DOCUMENTS AND SIGNATURES. For purposes of negotiating and finalizing this document, if this document is transmitted by facsimile machine ("fax"), it shall be treated for all purposes as an original document. Additionally, the signature of any party on this document transmitted by way of a fax machine shall be considered for all purposes as an original signature. Any such faxed document shall be considered to have the same binding legal effect as an original document. At the request of any party, any faxed document shall be re-executed by each signatory party in an original form.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This
Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to Lender and receipt acknowledged by Lender in writing at
Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND AND ATTEST THAT THE SIGNATURE
SET OPPOSITE THE NAME LISTED ABOVE IS HIS OR HER GENUINE SIGNATURE.

I HAVE READ ALL THE PROVISIONS OF THIS RESOLUTION, AND I PERSONALLY AND ON
BEHALF OF THE CORPORATION CERTIFY THAT ALL STATEMENTS AND REPRESENTATIONS MADE
IN THIS RESOLUTION ARE TRUE AND CORRECT. THIS CORPORATE RESOLUTION TO BORROW /
GRANT COLLATERAL IS DATED AUGUST 24, 2006.

THIS RESOLUTION IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS RESOLUTION IS
AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO
LAW.

                                        CERTIFIED TO AND ATTESTED BY:

                                        /s/ Illegible                     (Seal)
                                        ----------------------------------
                                        SECRETARY OF FIRSTONE
                                        COMMUNICATIONS, INC.

NOTE: If the officer signing this Resolution is designated by the foregoing document as one of the officers authorized to act on the Corporation's behalf, it is advisable to have this Resolution signed by at least one non-authorized officer of the Corporation.

                  AMENDED AND RESTATED REIMBURSEMENT AGREEMENT

     This AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of March ____,
2006, is made by and between FIRESTONE COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), and 12K, LLC, a Florida limited liability company and its successors and assigns (the "LOC Provider")

     PRELIMINARY STATEMENTS. The Borrower and LOC Provider are the parties to that certain Reimbursement Agreement with an effective date of September 29,
2004 (the "Agreement"). The Borrower obtained a loan from Frost Bank in the amount of 850,000.00 (the "Frost Loan"), and has refinanced the Frost Loan with a loan from Regions Bank (hereinafter sometimes referred to as the "Bank") in an amount equal to $700,000.00 (the "Regions Loan"). Both the Frost Loan and the
Regions Loan were secured by a letter of credit obtained by LOC Provider which letter of credit was secured by assets of the LOC Provider subject to the terms of the Agreement (the "Initial Letter of Credit").

     The Borrower desires to obtain an additional $100,000 loan from Regions
Bank (sometimes referred to herein as the "2nd Loan" and shall also include all monies loaned to Borrower under any loan instrument secured by the Initial
Letter of Credit, including any and all future renewals, extensions, modifications and refinancing structures). The Borrower has requested the LOC
Provider to obtain an additional irrevocable direct pay letter of credit equal to the face value of the 2nd Loan (the "2nd Letter of Credit") (such 2nd Letter of Credit, including any renewals, extensions, amendments, or any successor or substitute letter of credit issued on behalf of the LOC Provider with respect to the Regions Loan, the 2nd Loan and the Initial Letter of Credit herein individually and collectively called the "Letter of Credit"). The LOC Provider has applied to HSBC Bank USA, N.A. for the 2nd Letter of Credit which 2nd Letter of Credit will be secured by assets of the LOC Provider. The Regions Loan and the 2nd Loan shall collectively be referred to herein as the "Loan".

     The Borrower and LOC Provider agree that this Agreement shall govern and be binding on the Borrower until the Loan is paid in full and the Letter of Credit is released. The proceeds of the Loan are solely to be used to fund working capital needs of the Borrower and to pay for any costs and fees associated with the Loan or the Letter of Credit.

     The LOC Provider is willing to pledge its assets to secure the issuance of the Letter of Credit subject to the following terms and conditions, and the parties have agreed to amend the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, including the covenants, terms and conditions hereinafter appearing, the Agreement hereby is restated and amended in its entirety,

effective as of September 19, 2005, in accordance with the following terms and conditions:

                                    ARTICLE I
                                   DEFINITIONS

     "Agreement" means this Reimbursement Agreement, as the same may from time to time be amended, modified or supplemented in accordance with the terms hereof.

     "Default Rate" means 10% or the maximum  annual rate of interest  permitted by then applicable law, whichever is lower.

     "Event of Default" has the meaning specified in Section 4.1 hereof.

     "Person" means an individual, partnership, corporation, trust, joint venture, unincorporated organization, association, or a government, or agency or political subdivision or instrumentality thereof.

     All references to time herein shall be prevailing Eastern Standard Time in
Jacksonville, Florida.

                                   ARTICLE II
               TERMS OF LETTER OF CREDIT, REIMBURSEMENT AND OTHER
                                    PAYMENTS

     Section 2.1 Letter of Credit. The LOC Provider agrees, on the terms and conditions hereinafter set forth, to provide for the issuance and delivery of the Letter of Credit in favor of the Bank in substantially the form of EXHIBIT A attached hereto and to pledge such assets as are required in order to obtain the issuance of the Letter of Credit.

     Section 2.2 Reimbursement and Other Payments. The Borrower hereby promises to pay to the LOC Provider: (i) on or before 2:00 P.M. on the day that any amount is drawn under the Letter of Credit, a sum equal to such amount so drawn and paid under the Letter of Credit; (ii) on demand, interest at the Default
Rate on any and all amounts remaining unpaid by the Borrower when due hereunder from the date such amounts become due until payment thereof in full; (iii) on demand, any and all expenses incurred by the LOC Provider in enforcing any rights under this Agreement and the other related documents; and (iv) on demand all charges, commissions, costs and expenses set forth herein. All payments made by the Borrower under this Agreement shall be made to the LOC Provider, in lawful currency of the United States of America and in immediately available funds at the LOC Provider's offices at the notice address set forth herein before 2:00 p.m. on the date when due (collectively referred to as the
"Borrower's Obligation").

                                        2

     Section 2.3. Letter of Credit Fee. The Borrower shall pay to the LOC
Provider a fee payable annually beginning on September 29, 2004, in the amount of 1.25% percent of the current amount of the Letter of Credit, which amount shall initially be $10,625 (the "LOC Fee"). The LOC Fee shall be paid in advance on or before September the 29th of each subsequent year.

     Section 2.4 Computation. All payments of interest and other charges under this Agreement shall be computed on the per annum basis based upon a year of twelve 30-day months, and calculated for the actual number of days elapsed.

     Section 2.5 Reimbursement of Expenses. The Borrower shall pay to the LOC
Provider all fees and expenses incurred by the LOC Provider in connection with the preparation, execution and delivery of this Agreement and the Letter of
Credit, any and all other agreements and transactions contemplated hereby and thereby (including any amendments hereto or thereto or consents or waivers hereunder or thereunder) and will also pay all fees, charges or taxes for the recording or filing of any documents in connection therewith. The Borrower will, upon request, promptly reimburse the LOC Provider for all amounts expended, advanced or incurred by the LOC Provider to collect or satisfy any obligation of the Borrower under this Agreement or any related documents, or to enforce the rights of the LOC Provider under this Agreement, or any related documents, which amounts will include, without limitation, all court costs, reasonable attorneys'
fees, and other fees and expenses incurred by the LOC Provider in connection with any such matters. The Borrower shall also pay to the LOC Provider on demand any documentary stamp taxes, intangible taxes or other excise taxes payable on account of the execution, delivery or enforcement of this Agreement, the Letter of Credit, or related instruments (including any amendments hereto or thereto)
or the performance of any obligations thereunder (including the payment of drawings and the making of loans), and any penalties and/or interest incurred because of the failure of the LOC Provider or the Borrower to pay such taxes when due. The provisions of this paragraph shall survive payment in full and discharge of the Borrower's obligations to the LOC Provider.

     Section 2.6 Obligations Absolute. The obligations of the Borrower under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever.

                                   ARTICLE III
                              BORROWER'S COVENANTS

     Until all the obligations to be performed and paid by the Borrower hereunder and under the other related documents shall have been performed

                                        3

and paid in full, and for so long as the Letter of Credit shall be outstanding, the "Borrower covenants and agrees as follows:

     Section 3.1 Borrower's Knowledge of Default. The Borrower will immediately give notice to the LOC Provider of the occurrence of any Event of Default hereunder, or any event which would reasonably be expected to become an Event of
Default but for the requirement that notice be given or time elapse or both hereunder or under any related document, specifying the nature thereof, the period of existence thereof and what action Borrower proposes to take with respect thereto.

     Section 3.2 Compliance With Related Documents. The Borrower shall use or cause to be used the proceeds of the Loan for the purposes set forth in the Loan
Agreement, and shall at all times comply with the terms and provisions of the loan agreement, promissory note and the other documents related to the Loan.

     Section 3.3 Additional Instruments and Assurances. The Borrower shall execute and deliver to the LOC Provider all such documents and instruments, and do all such acts and things, as may be necessary or required by the LOC Provider to enable the LOC Provider to exercise and enforce its rights under this
Agreement, and to realize thereon, all as may be necessary or required by the
LOC Provider to validate, preserve and protect the position of the LOC Provider under this Agreement and the other related documents.

     Section 3.4 No Right of Setoff. The Borrower hereby specifically waives and disclaims, during the terms of this Agreement, any present or future claim, setoff, defense or other right of abatement of debt service payments or amounts due the LOC Provider under this Agreement, the other related documents, the
Letter of Credit, or any unrelated transaction.

     Section 3.5 Modification of Related Documents. The Borrower will not amend, extend, modify, waive, revise or otherwise alter or terminate any terms of the
Loan or any related documents in any manner that affects any rights or obligations of the LOC Provider.

                                   ARTICLE IV
                                     DEFAULT

     Section 4.1 Events of Default. Each of the following shall constitute an
Event of Default under this Agreement:

          (1) Failure of the Borrower to pay when due any amounts payable under any provision of this Agreement;

                                        4

          (2) Any substantial change in the Borrower's business as it is currently conducted.

          (3) The occurrence of an "Event of Default" or "Default" under any document relating to the Loan, the Letter of Credit, this Agreement or any other related document;

          (4) If the Borrower defaults in the performance or observance of any agreement, covenant, term or condition contained herein, and such default shall not have been remedied with thirty (30) days after written notice thereof; or

          (5) Failure of the Borrower to repay all sums due and outstanding under the Loan prior to the Termination Date, as defined below.

     Section 4.2 Remedies. Upon an Event of Default, the entire face value of the Letter of Credit, and all other obligations of the Borrower hereunder, whether then owing or contingently owing, will, at the option of the LOC
Provider or its successor or assigns, immediately become due and payable by the
Borrower without presentation, demand, protest or notice of any kind, all of which are hereby expressly waived.

     No Remedy herein conferred upon or reserved to the LOC Provider is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder and the related documents or now or hereafter existing at law or in equity or by statute.

                                    ARTICLE V
                                  MISCELLANEOUS

     Section 5.1 Indemnification. The Borrower hereby indemnifies and holds the
LOC Provider harmless from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which the LOC Provider may incur (or which may be claimed against the LOC Provider by any Person) (i) by reason of or in connection with the execution and delivery or transfer of, or payment or failure to pay under, the Letter of Credit; or (ii) by reason of or in connection with the execution, delivery or performance of this Agreement, any related document or any transaction contemplated by any thereof.

     Notwithstanding anything herein to the contrary, nothing in this Section
5.1 is intended or shall be construed to limit the Borrower's Obligations. The indemnities and obligations of the Borrower contained in this Section 5.1 shall survive the payment in full of the Borrower's Obligations.

                                        5

     Section 5.2 Liability of the LOC Provider. Neither the LOC Provider nor any
of its officers, directors, employees, agents or consultants shall be liable or responsible for:

          (1) the use which may be made of the Letter of Credit or for any acts or omissions of the Borrower or any beneficiary or transferee in connection therewith;

          (2) the validity, sufficiency or genuineness of documents, or of any endorsement(s) thereon, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

          (3) payment under the Letter of Credit against presentation of documents which do not comply with the terms of the Letter of Credit, including failure of any documents to bear any reference or adequate reference to the Letter of Credit; or

          (4) any other circumstances whatsoever in any way related to the making or failure to make payment under the Letter of Credit.

     Section 5.3 Successors and Assigns. This Agreement shall be binding upon the Borrower and its successors and assigns and shall not be assignable by the
Borrower without the LOC Provider's prior written consent. All rights against the Borrower arising under this Agreement shall be for the sold benefit of the
LOC Provider, its successors and assigns, all of whom shall be entitled to enforce performance and observance of this Agreement to the same extent as if they were parties hereto. This Agreement shall be binding upon the LOC Provider and its successors and assigns.

     Section 5.4 Notices. All notices, requests and demands to or upon the respective parties hereto shall be deemed to have been given or made when hand delivered or delivered by telecopy or other facsimile or three (3) days after being mailed first class, certified or registered mail, postage prepaid, or one
(1) day after being sent by overnight courier service, addressed as follows or to such other address as the parties hereto shall have been notified pursuant to this Section 5.4:

If to Borrower:       Firestone Communications, Inc.
                      Attention: Mr. Leonard Firestone
                      6125 Airport Freeway,. Suite 200
                      Fort Worth, Texas 76117
                      Telecopy: (817)831-4890

If to LOC Provider:   12K LLC
                      Attention: Raymond K. Mason

                                        6

                      2022 Hendricks Avenue
                      Jacksonville, Florida 32207
                      Telecopy: (904)396-8248

except in cases where it is expressly herein provided that such notice, request or demand is not effective until received by the party to whom it is addressed, in which event said notice, request or demand shall be effective only upon receipt by the addressee.

     Section 5.5 Amendment. This Agreement may be amended, modified or discharged only upon an agreement in writing of the Borrower and the LOC
Provider.

     Section 5.6 Effect of Delay and Waivers. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. No waiver, amendment, release of modification of this Agreement shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Agreement.

     Section 5.7. Counterparts. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 5.8 Severability. The invalidity or unenforceability of any one or more phrases, sentences, clauses or Sections contained in this Agreement shall not affect the validity or enforceability of the remaining portions of this
Agreement, or any part thereof.

     Section 5.9 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflict of law principles.

     Section 5.10 Termination. Notwithstanding anything herein to the contrary, this Agreement shall terminate no later then ten (10) years from the effective date hereon (the Termination Date").

     Section 5.11 Consent to Jurisdiction; Venue. In the event that any action, suit or other proceeding is brought against the Borrower by or on behalf of the
LOC Provider to enforce the observance or performance of any of the provisions of this Agreement or of any of the related documents, including without limitation the collection of any amounts owing thereunder, the Borrower hereby
(i) irrevocably consents to the exercise of jurisdiction over the Borrower and to the extent permitted by applicable laws, its property, by the United States
District

                                        7

Court and by the Circuit Court for Duval County, and (ii) irrevocably waives any objection it might now or hereafter have or assert to the venue of any such proceeding in any court described in clause (i) above.

     Section 5.12 Entirety. This Agreement and related documents constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersede all prior understandings and agreements of such parties.

     Section 5.13 Waiver of Jury Trial. WAIVER OF JURY TRIAL. THE BORROWER AND
THE LOC PROVIDER WAIVE TRIAL BY JURY IN RESPECT OF ANY CLAIM AND ANY ACTION ON
CLAIM. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER
AND THE LOC PROVIDER, AND THE BORROWER AND THE LOC PROVIDER HEREBY REPRESENT
THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY PERSON OR
ENTITY TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY
ITS EFFECT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ENTERING
INTO THE LOAN DOCUMENTS. THE BORROWER AND THE LOC PROVIDER ARE EACH HEREBY
AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE
EVIDENCE OF THIS WAIVER OF JURY TRIAL. THE BORROWER FURTHER REPRESENTS AND
WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN
THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE
OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN
FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH
COUNSEL.

     IN WITNESS WHEREOF, the Borrower and the LOC Provider have caused this
Agreement to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized representatives.

                                         FIRESTONE COMMUNICATIONS, INC.

                                         By: /s/ Legnard L. Firestone
                                             -----------------------------------
                                         Name: Legnard L. Firestone
                                         Title: Chairman and CEO

                                         12K LLC

                                         By: /s/ Raymond K. Mason
                                             -----------------------------------
                                         Name: Raymond K. Mason
                                         Title: Manager

                                        8